STATEMENT OF ADDITIONAL INFORMATION          October 31, 1996




                                THE HENLOPEN FUND
                                    Suite 100
                              400 West Ninth Street
                           Wilmington, Delaware  19801


             This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Henlopen Fund dated October 31, 1996. Requests for copies of the Prospectus should be made in writing to The Henlopen Fund, Suite 100, 400 West Ninth Street, Wilmington, Delaware, 19801, Attention: Corporate Secretary or by calling
   (302) 654-3131.

                                THE HENLOPEN FUND

                                Table of Contents

                                                      Page No.


   Investment Restrictions ........................       1

   Trustees and Officers of the Fund ..............       3

   Ownership of Management and Principal
     Shareholders..................................       6

   Investment Adviser and Administrator............       6

   Determination of Net Asset Value ...............       9

   Systematic Withdrawal Plan .....................       9

   Allocation of Portfolio Brokerage ..............       10

   Performance Information.........................       11

   Custodian ......................................       12

   Taxes ..........................................       12

   Shareholder Meetings ...........................       13

   Independent Accountants ........................       15

   Financial Statements ...........................       15

   Description of Securities Ratings...............       15



             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by The Henlopen Fund.

             This Statement of Additional Information does not constitute an offer to sell securities.


                             INVESTMENT RESTRICTIONS

             As set forth in the prospectus dated October 31, 1996, of The Henlopen Fund (the "Fund") under the caption "Investment Objective and Policies", the primary investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary investment objective. Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets.

             2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets. The Fund will not purchase securities while it has any outstanding borrowings.

             3. The Fund will not lend money, except by purchasing publicly distributed debt securities or entering into repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets. The Fund will not lend its portfolio securities.

             4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

             5. The Fund will not make investments for the purpose of exercising control or management of any company.

             6. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

             7. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

             8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

             9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

             11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

             12. The Fund will not purchase or sell real estate or real estate mortgage loans.

             13. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

                        TRUSTEES AND OFFICERS OF THE FUND

             The name, age, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Fund are as follows:

   MICHAEL L. HERSHEY*

   400 West Ninth Street
   Suite 100
   Wilmington, Delaware

   (CHAIRMAN, PRESIDENT
   AND A TRUSTEE OF THE FUND)

             Mr. Hershey, age 57, is President and Chairman of the Board of Landis Associates, Inc., an investment advisory firm which he founded in 1986. Prior to that time, he served as President of Kalmar Investments, Inc., an investment advisory firm, from 1982 to 1986. Mr. Hershey attended Princeton University from 1956 to 1961. He has served as a director of Nematron Corporation, a manufacturer of industrial computers, since March, 1995.

   ROBERT J. FAHEY, JR.

   2 Logan Square
   20th Floor
   Philadelphia, Pennsylvania

   (TRUSTEE)

             Mr. Fahey, age 38, joined Cushman & Wakefield, a commercial real estate services firm and a Rockefeller Group Company, in 1985. He presently serves as a Director and Manager of Real Estate Investment Banking of Cushman & Wakefield's Financial Services Group in its Philadelphia, Pennsylvania office. Prior to joining Cushman & Wakefield, Mr. Fahey was associated for three years with Strouse, Greenberg & Co., Inc. as an Associate in the Mortgage Banking Group. Mr. Fahey graduated from Temple University in 1981 and is a candidate in the Masters of Business Administration program at Temple University. He is currently a part-time instructor of real estate finance in the graduate program at Temple. He is a member of the Urban Land Institute, the Mortgage Bankers Association, the National Association of Realtors and The World Affairs Council.

   STEPHEN L. HERSHEY, M.D.*

   4745 Stanton-Ogletown Road
   Suite 225
   Newark, Delaware

   (TRUSTEE)

             Dr. Hershey, age 55, has been associated with First State Orthopaedic Consultants, P.A. (formerly Wilmington Orthopaedic Consultants, P.A.) since 1978. He graduated from Kenyon College in 1963 and received his M.D. from Jefferson Medical College in 1968. He is a member of the American Medical Association, the American Academy of Orthopaedic Surgeons, the American College of Surgeons, the Southern Medical Association, the Jefferson Orthopaedic Society, the Delaware Society of Orthopaedic Surgeons (charter member), the New Castle County Medical Society and the Medical Society of Delaware.

   P. COLEMAN TOWNSEND, JR.

   P. O. Box 468
   Millsboro, Delaware

   (TRUSTEE)

             Mr. Townsend, age 50, has been the President and Chief Executive Officer of Townsends, Inc., an agricultural business, since 1984. He graduated from the University of Delaware in 1969. Mr. Townsend is presently a member of the Board of Directors of the Baltimore Trust Company and the National Broiler Council. He is also a member of the Board of Visitors of Delaware State University and a member of the Foundation Board of Beebe Medical Center.

   LORENZO A. VILLALON, C.F.A.

   400 West Ninth Street
   Suite 100
   Wilmington, Delaware

   (VICE PRESIDENT AND TREASURER)

             Mr. Villalon, age 45, has been Vice President and Treasurer of the Fund since July, 1996. He also has served as a research analyst with Landis Associates, Inc., the Fund's investment adviser, since November, 1995. Prior to such time, he was a research analyst with Freiss Associates, Inc. from June, 1992 to November, 1995. From May, 1979 to May, 1992, he was employed by J.P. Morgan & Co., most recently as Vice President. Mr. Villalon received his B.A. degree from Haverford College and his M.B.A. degree from Wharton Graduate School.

   BRUCE V. VOGENITZ, C.F.A.

   400 West Ninth Street
   Suite 100
   Wilmington, Delaware

   (VICE PRESIDENT AND SECRETARY)

             Mr. Vogenitz, age 31, has been Secretary of the Fund since June, 1995. He joined Landis Associates, Inc., the Fund's investment adviser, as an investment analyst in July, 1993. Prior to that time, he was an equity analyst with Widmann, Siff & Co., Inc., from April, 1990 through July, 1993. From April, 1988 through April, 1990, Mr. Vogenitz was employed by SEI Corp. as a brokerage operations administrator. Mr. Vogenitz received his B.A. degree from Drexel University in 1988. He received his Chartered Financial Analyst designation in 1993.

   CAMILLE F. WILDES

   225 East Mason Street
   Milwaukee, Wisconsin  53202

   (VICE PRESIDENT/COMPLIANCE OFFICER)

             Ms. Wildes, age 44, is a Vice President of Fiduciary Management, Inc., the Fund's Administrator, and has been employed by such firm in various capacities since December, 1982.

   __________________

   * Mr. Michael L. Hershey and Dr. Stephen L. Hershey are trustees who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.


             The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Fund a fee of $250 for each meeting of the trustees attended. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees. During the fiscal year ended June 30, 1996, the Fund paid a total of $750 in fees to trustees who were not officers of the Fund. Mr. Michael L. Hershey and Dr. Stephen L. Hershey are brothers. The table below sets forth the compensation paid by the Fund to each of the current trustees of the Fund during the fiscal year ended June 30, 1996:

                               COMPENSATION TABLE

                                                    Pension or         Estimated
                                                    Retirement          Annual            Total
                                  Aggregate      Benefits Accrued    Benefits Upon     Compensation
             Name of            Compensation     As Part of Fund      Retirement      from Fund Paid
             Person               from Fund          Expenses                          to Trustees

    Michael L. Hershey               $0                 $0                $0                $0

    Robert J. Fahey, Jr.            $250                $0                $0               $250

    Stephen L. Hershey, M.D.        $250                $0                $0               $250

    P. Coleman Townsend, Jr.        $250                $0                $0               $250



               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's shares who as of September 30, 1996 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.

     Name and Address
   of Beneficial Owner                Number of Shares    Percent of Class

   Wilmington Trust Co., Custodian    452,555(1)(2)       23.45%
   FBO J. Eric May Trust
   c/o Mutual Funds
   1100 North Market Street
   Wilmington, DE  19890-0001

   Meridian Asset Management          253,108(2)          13.11%
   Post Office Box 16004
   Reading, PA 19612-6004

   Wilmington Trust Co., Trustee       102,370(2)          5.30%
   Richards Layton & Finger Money
   Purchase Pension Plan Dated 4/27/79
   FBO R. Franklin Balotti #31896
   1100 N. Market Street
   Wilmington, DE  19890-0001

   Officers and Trustees as
   a Group (7 persons)                 35,395 (3)          1.83%

   ___________________

   (1)  Excludes 74,901 shares held by Wilmington Trust Company, Trustee, FBO
   J. Eric May Charitable Remainder Trust dated May 30, 1995.

   (2) Consists solely of shares in one or more accounts managed by the Adviser and over which the Adviser has investment authority.

   (3) Excludes 1,008,848 shares in accounts managed by the Adviser and over which the Adviser has investment authority.


                      INVESTMENT ADVISER AND ADMINISTRATOR

             As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser to the Fund is Landis Associates, Inc. (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser is controlled by Michael L. Hershey, who owns 80% of its outstanding capital stock. Mr. Hershey is also Chairman, President, Treasurer and a trustee of the Fund. Dr. Stephen L. Hershey is a director of the Adviser.

             The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of trustees who are not officers of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Common Stock is qualified for sale. As of the date of this Statement of Additional Information the percentage applicable to the Fund is 2-1/2% on the first $30,000,000 of its average daily net assets, 2% on the next $70,000,000 of its average daily net assets and 1-1/2% of its average daily net assets in excess of $100,000,000. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

             In addition to any reimbursement required under the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily undertaken to reimburse the Fund for expenses in excess of 2.0% of average net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time by the Adviser.

             For services provided by the Adviser under the Advisory Agreement for the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid the Adviser $181,554, $91,873 and $46,390, respectively. In turn, the Adviser reimbursed the Fund $38,073 for expenses, including investment advisory fees, during the fiscal year ended June 30, 1994. No reimbursement was made during the fiscal years ended June 30, 1996 and 1995.

             The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (i) the trustees of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and
   (ii) by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Fund or by vote of a majority of the Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

             As set forth in the Prospectus under the caption "Management of the Fund," the administrator to the Fund is Fiduciary Management, Inc. (the "Administrator"). The administration agreement entered into between the Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund. For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid the Administrator $36,311, $18,374 and $9,278, respectively

             The Advisory Agreement and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value," the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                           SYSTEMATIC WITHDRAWAL PLAN

             A shareholder who owns Fund shares worth at least $50,000 at the current net asset value may, by completing either the appropriate portion of the share purchase application included in the Prospectus or an application which may be obtained from Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits Fund shares with the Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account.

             The minimum amount of a withdrawal payment is $500. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. The shareholder may elect to have payments automatically deposited to his or her checking or savings account. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

             The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing prior to the fifteenth day of the month preceding the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's trustees. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund does not intend to market its shares through intermediary broker-dealers. However, the Fund may place portfolio orders with broker-dealers who recommend the purchase of shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended June 30, 1996, 1995 and 1994, respectively, totaled $55,895 on total transactions of $71,042,888, $31,531 on total transactions of $28,200,925, and $18,365 on total transactions of $11,016,344. All of the brokers to whom commissions were paid provided research services to the Adviser.

                             PERFORMANCE INFORMATION

             Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during such period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T)  = ERV

             P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years

     ERV          =   ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the stated periods at the end of the stated periods.


   An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. The Fund's average annual compounded rate of return for the one year ended June 30, 1996 was 38.39% and for the period from December 2, 1992 (commencement of operations) through June 30, 1996 was 23.76%.

          The results below show the value of an assumed initial investment in the Fund of $10,000 made on December 2, 1992 through June 30, 1995, assuming reinvestment of all dividends and distributions.

                                   Value of
                                   $10,000             Cumulative
             June 30,             Investment            % Change

               1993               $ 11,562               15.62%
               1994               $ 12,126               21.26%
               1995               $ 15,494               54.94%
               1996               $ 21,442               114.42%


          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 2, 1992 to June 30, 1994 to keep the Fund's total fund operating expenses at or below 2.0%. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                                    CUSTODIAN

          Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

          As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes, the Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

          Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's net investment company income taxable distributions.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

          It is contemplated that the Fund will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Fund's Trust Instrument and Bylaws also contain procedures for the removal of trustees by the Fund's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares, remove any trustee or trustees.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, currently serves as the independent accountants for the Fund.

                              FINANCIAL STATEMENTS

          The following financial statements are incorporated by reference to the Annual Report, dated June 30, 1996, of The Henlopen Fund (File No. 811-7168), as filed with the Securities and Exchange Commission on August 14, 1996:

               Statement of Net Assets
               Statement of Operations
               Statements of Changes in Net Assets
               Financial Highlights
               Notes to Financial Statements
               Report of Independent Accountants

                        DESCRIPTION OF SECURITIES RATINGS

          As set forth in the Prospectus under the caption "Investment Objective and Policies," the Fund may invest up to 30% of its total assets in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          Moody's Bond Ratings.

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.